SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 29, 2003

(Date of earliest event reported)

AMERICAN ELECTRIC POWER COMPANY, INC.

(A New York Corporation)

1-3525 Commission File Number	13-4922640 I.R.S. Employer Identification No.

1 Riverside Plaza

Columbus, Ohio 43215

Telephone (614) 223-1000

Registrant; State of Incorporation; Address; and Telephone Number

Item 7. Financial Statements and Exhibits.

The Exhibit Index on page 3 is incorporated herein by reference.

Item 9. Regulation FD Disclosure.

The information contained in this Item 9 of the Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-46583.

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

Attached and incorporated herein by reference as Exhibit 99 is a copy of the press release of American Electric Power Company, Inc.’s financial results for the quarter ending March 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ THOMAS G. BERKEMEYER
Name: Title:	Thomas G. Berkemeyer Assistant Secretary

April 29, 2003

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EXHIBIT INDEX

Exhibit No.	Description

99	Press Release issued by American Electric Power Company, Inc., dated April 29, 2003.

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